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                                                                   EXHIBIT 23(b)

                         INDEPENDENT AUDITORS CONSENT

The Board of Directors
Prime Medical Services, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/ KPMG Peat Marwick LLP

                                              KPMG PEAT MARWICK LLP

Austin, Texas
May 4, 1998